SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation or organization)	56-0906609 (IRS Employer Identification No.)

100 North Tryon Street Charlotte, North Carolina (Address of principal executive offices)	28255 (Zip Code)

If this form relates to the registration of a class of securities pursuant to Section
12(b) of the Exchange Act and is effective pursuant to General Instruction
A.(c), check the following box. / x  /

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.  /   /

Securities Act registration statement file number to which this form relates:
333-83503
Securities to be registered pursuant to Section 12(b) of the Act:
Title of each class                                                         Name of each exchange on which
to be so registered:                                                       each class is to be registered:

S&P 500 Index® Linked Notes, due 2007                      American Stock Exchange
Securities to be registered pursuant to Section 12 (g) of the Act:

None

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Item 1. Description of Registrant's Securities to be Registered.

      The title of the class of securities to be registered hereunder is: Bank of America Corporation S&P 500 Index® Linked Notes, due 2007 (the "Notes"). A description of the Notes registered hereunder is set forth under the caption "Description of Debt Securities" in the prospectus included in the Registrant's Form S-3 Registration Statement (Registration No. 333-83503) (the "Registration Statement") filed with the Securities and Exchange Commission (the "SEC") on August 12, 1999, as supplemented by the information under the caption "Description of the Notes" in the prospectus supplement dated June 5, 2001 filed with the SEC pursuant to Rule 424(b) promulgated under the Securities Act of 1933, as amended (the "Act"), which description is incorporated herein by reference, and "Description of the Notes" in the pricing supplement dated June 26, 2002 filed with the SEC pursuant to Rule 424(b) promulgated under the Act, which description is incorporated herein by reference.

Item 2. Exhibits.

1.       Form of Registrant's S&P 500 Index® Linked Notes, due 2007.

2.       Indenture dated as of January 1, 1995 between the Registrant and The Bank of New York, incorporated herein by reference to Exhibit 4.1 of the Registrant's Registration Statement on Form S-3 (Registration No. 333-57533); as supplemented by a First Supplemental Indenture dated as of September 18, 1998, incorporated by reference to Exhibit 4.3 of the Registrant's Current Report on Form 8-K filed November 18, 1998 and a Second Supplemental Indenture dated as of May 7, 2001, incorporated by reference to Exhibit 4.4 of the Registrant's Current Report on Form 8-K filed June 14, 2001.

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SIGNATURE

           Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this registration statement to be signed on its behalf of the undersigned, thereto duly authorized.

                                                                                               BANK OF AMERICA CORPORATION

Date: June 26, 2002                                                                 By: /s/ KAREN A. GOSNELL
                                                                                                          KAREN A. GOSNELL
                                                                                                          Senior Vice President

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Exhibit Index

1.       Form of Registrant's S&P 500 Index® Linked Notes, due 2007.

2.       Indenture dated as of January 1, 1995 between the Registrant and The Bank of New York, incorporated herein by reference to Exhibit 4.1 of the Registrant's Registration Statement on Form S-3 (Registration No. 333-57533); as supplemented by a First Supplemental Indenture dated as of September 18, 1998, incorporated by reference to Exhibit 4.3 of the Registrant's Current Report on Form 8-K filed November 18, 1998 and a Second Supplemental Indenture dated as of May 7, 2001, incorporated by reference to Exhibit 4.4 of the Registrant's Current Report on Form 8-K filed June 14, 2001.